Exhibit 10.4

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of December 18, 2012, among POWERSECURE INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the lenders as identified as Lenders on the signature pages hereof (collectively, the “Lenders”) and CITIBANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”).

BACKGROUND

A. The Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 21, 2011 (said Credit Agreement, as amended and restated, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDMENT. The definition of “Stock Repurchase Program” set forth in Section 1.01 of the Credit Agreement is amended to read as follows:

“Stock Repurchase Program” means that certain stock repurchase program approved by the Board of Directors of the Borrower whereby the Borrower may purchase common Equity Interests of the Borrower, for an aggregate amount not to exceed $10,000,000, consisting of (i) $5,000,000 of common Equity Interests that the Borrower may purchase over the twenty-four month period commencing November, 2011, and (ii) an additional $5,000,000 of common Equity Interests that the Borrower may purchase over the twenty-four month period commencing December, 2012.

2. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnish pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this First Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will violate any Law or conflict with any Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of it property is subject; and

(e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower, of this First Amendment or (ii) the acknowledgement by each Guarantor of this First Amendment.

3. CONDITIONS TO EFFECTIVENESS. All provisions of this First Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received counterparts of this First Amendment executed by the Lenders;

(b) the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor; and

(c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

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6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein and (ii) cover the Aggregate Revolving Commitments as increased by this First Amendment, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign any of its rights arising from this First Amendment or any other Loan Document, and any prohibited assignment shall be null and void.

9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President, Chief Financial Officer

Signature Page – Seventh Amendment

CITIBANK, N.A., as Administrative Agent and Lender

By:	/s/ Gary D. Pitcock
Gary D. Pitcock
Vice President

Signature Page – Seventh Amendment

BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Steven G. Bullard
Name: Steven G. Bullard
Title: Senior Vice President

Signature Page – Seventh Amendment

ACKNOWLEDGED AND AGREED:

POWERSECURE, INC.

POWERSERVICES, INC.

ENERGYLITE, INC.

UTILITYENGINEERING, INC.

UTILITYDESIGN, INC.

WATERSECURE HOLDINGS, INC. (f/k/a Marcum Gas Transmission, Inc.)

REID’S TRAILER, INC.

EFFICIENTLIGHTS, LLC

POWERPACKAGES, LLC

MARCUM GAS METERING, INC. (f/k/a Metretek, Incorporated)

INNOVATIVE ELECTRONIC SOLUTIONS LIGHTING, LLC

POWERSECURE HAITI USA, INC.

INNOVATION ENERGIES, LLC

SOUTHERN ENERGY MANAGEMENT POWERSECURE, LLC

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Chief Financial Officer for all

Signature Page – Seventh Amendment